UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported:  November 6, 2008

CTS CORPORATION
(Exact Name of Company as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Company’s Telephone Number, Including Area Code:     (574) 523-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into Material Definitive Agreement.

Effective November 6, 2008, CTS Corporation, an Indiana corporation (the “Company”), entered into indemnification agreements (“Indemnification Agreements”) with each of the following non-employee directors and executive officers:  Roger R. Hemminghaus, Walter S. Catlow, Lawrence J. Ciancia, Thomas G. Cody, Patricia K. Collawn, Gerald H. Frieling, Jr., Michael A. Henning, Robert A. Profusek, Vinod M. Khilnani, Donna L. Belusar, Donald R. Schroeder, H. Tyler Buchanan, James L. Cummins, Richard G. Cutter, III, Thomas A. Kroll, Matthew W. Long, Bret Robertson, and Mohan S. Mahadevan (the “Indemnitees”).

The terms of each such Indemnification Agreement are the same and the form of the agreement is attached as an exhibit to this Report on Form 8-K. The principal terms of the agreements are as follows:

The Company will indemnify, defend and hold harmless the Indemnitee to the fullest extent permitted or required by Indiana law.  Except as specifically provided in the Indemnification Agreement, the Indemnitee will not be entitled to indemnification in connection with any claim initiated by the Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of the claim.  The Indemnification Agreements also provide that the Company will advance certain expenses to the Indemnitee prior to the final disposition of certain claims against the Indemnitee if the Indemnitee executes and delivers to the Company an undertaking to repay any advanced amounts if the Indemnitee is ultimately found not to be entitled to indemnification under the Indemnification Agreement.  In certain situations, the Indemnitee will be required to meet certain statutory standards of conduct in order to be indemnified by the Company under the Indemnification Agreement. Pursuant to the Indemnification Agreement, the Company has agreed to refrain from amending its Certificate of Incorporation or Bylaws to diminish the Indemnitee's rights to indemnification provided by the Indemnification Agreement or other indemnity provisions. The Company has also agreed to use commercially reasonable efforts to maintain a minimum level of directors' and officers' liability insurance coverage for the directors and officers of the Company.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Exhibit Description
10.1                      Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

/s/   Richard G. Cutter, III
By:         Richard G. Cutter, III
               Vice President, Secretary, and General Counsel

Date:           November 12, 2008

EXHIBIT INDEX

Exhibit No.                   Exhibit Description

10.1                               Form of Indemnification Agreement